November 27, 2018

SPIRIT OF AMERICA INVESTMENT FUND, INC.

Spirit of America Real Estate Income and Growth Fund
Class A Shares – TICKER: SOAAX
Class C Shares – TICKER: SACRX

Spirit of America Large Cap Value Fund
Class A Shares - TICKER: SOAVX
Class C Shares – TICKER: SACVX

Spirit of America Municipal Tax Free Bond Fund
Class A Shares – TICKER: SOAMX
Class C Shares – TICKER: SACFX

Spirit of America Income Fund
Class A Shares - TICKER: SOAIX
Class C Shares – TICKER: SACTX

Spirit of America Income & Opportunity Fund
Class A Shares – TICKER: SOAOX
Class C Shares – TICKER: SACOX

Each a Series of Spirit of America Investment Fund, Inc.

Supplement to the Prospectus Dated May 1, 2018, as Amended

    The first paragraph of the section “Dividends and Distributions” on page 60 of the Funds’ prospectus is revised as follows:

Dividends and Distributions.

Currently, income dividends are paid monthly for the Municipal Tax Free Bond Fund, the Income Fund and the Opportunity Fund. Beginning on January 1, 2019, however, the Board of Directors of Spirit of America Investment Fund, Inc. (the “Board”) has approved a change whereby the Opportunity Fund will declare semi-annual distributions comprised of net income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $0.60 per share for 2019.

Currently, the Real Estate Fund and the Value Fund each pay semi-annual distributions. The Board has approved a change in the distributions whereby the Real Estate Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $0.85 per share. Based on the Board’s approval, on December 28, 2018, the Real Estate Fund will declare a semi-annual distribution in the amount of $0.45 per share, so that when combined with the previously paid distributions in 2018, it will result in an annual aggregate minimum distributed amount of $0.85 per share for 2018. The Value Fund will declare semi-annual distributions comprised of net income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 in the annual aggregate minimum amount of $1.40 per share. Based on the Board’s approval, on December 28, 2018, the Value Fund will declare a semi-annual distribution in the amount of $0.80 per share, so that when combined with the previously paid distributions in 2018, it will result in an annual aggregate minimum distributed amount of $1.40 per share for 2018.

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Further Information

For further information, please contact the Funds at 1-516-390-5565 or the Transfer Agent at 1-800-452-4892. You may also obtain additional copies of the Funds’ Summary Prospectus(es), Prospectus and Statement of Additional Information, free of charge, by writing to the Funds c/o Ultimus Asset Services, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds at 1-516-390-5565, by sending an e-mail request to info@soafunds.com or by visiting the Funds’ website at www.SOAFunds.com.

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